                                                              EXHIBIT (h)(2)(i)

[ING FUNDS LOGO]

December 13, 2004

Nick Horvath
DST Systems, Inc.
333 West llth St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

      Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING FMR(SM) Earnings Growth Portfolio, ING Marsico International Opportunities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio, four newly established series of ING Investors Trust, ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust and ING International Value Choice Fund a new established series of ING Mutual Funds (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

      AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING Alger Aggressive Growth Portfolio to ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Alger Capital Appreciation Portfolio to ING Salomon Brothers Large Cap Growth Portfolio, ING Alger Growth Portfolio to ING American Century Select Portfolio, ING MFS Global Growth Portfolio to ING Oppenheimer Global Portfolio and ING UBS U.S. Allocation Portfolio to ING Van Kampen Equity and Income Portfolio.

      Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds, by signing below.

                                           Very sincerely,

                                           /s/ Robert S. Naka
                                           ----------------------------------
                                           Robert S. Naka
                                           Senior Vice President
                                           ING Investors Trust
                                           ING Equity Trust
                                           ING Mutual Funds

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:    /s/ Nick Horvath
       --------------------------------------
Name:  Nick Horvath
Title: Director Of Operations, Duly Authorized

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000         ING Investors Trust
Scottsdale, AZ 85258-2034          Fax: 480-477-2700            ING Equity Trust
                                   www.ingfunds.com             ING Mutual Funds

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                          TYPE OF        STATE OF      TAXPAYER
TAXPAYER/FUND NAME                     ORGANIZATION    ORGANIZATION    I.D. NO.
------------------                     ------------    ------------    --------
ING CORPORATE LEADERS TRUST FUND      Trust            New York       13-6061925

ING EQUITY TRUST                      Business Trust   Massachusetts     N/A
  ING Convertible Fund                                                33-0552461
  ING Disciplined LargeCap Fund                                       06-1533751
  ING Equity and Bond Fund                                            33-0552418
  ING Financial Services Fund                                         95-4020286
  ING LargeCap Growth Fund                                            33-0733557
  ING LargeCap Value Fund                                             20-0437128
  ING MidCap Opportunities Fund                                       06-1522344
  ING MidCap Value Choice Fund                                           TBD
  ING MidCap Value Fund                                               86-1048451
  ING Principal Protection Fund                                       86-1033467
  ING Principal Protection Fund II                                    86-1039030
  ING Principal Protection Fund III                                   86-1049217
  ING Principal Protection Fund IV                                    82-0540557
  ING Principal Protection Fund V                                     27-0019774
  ING Principal Protection Fund VI                                    48-1284684
  ING Principal Protection Fund VII                                   72-1553495
  ING Principal Protection Fund VIII                                  47-0919259
  ING Principal Protection Fund IX                                    20-0453800
  ING Principal Protection Fund X                                     20-0584080
  ING Principal Protection Fund XI                                    20-0639761
  ING Principal Protection Fund XII                                   20-1420367
  ING Principal Protection Fund XIII                                  20-1420401
  ING Principal Protection Fund XIV                                   20-1420432
  ING Real Estate Fund                                                43-1969240
  ING SmallCap Opportunities Fund                                     04-2886856
  ING SmallCap Value Choice Fund                                         TBD
  ING SmallCap Value Fund                                             86-1048453

ING FUNDS TRUST                       Statutory Trust  Delaware          N/A
  ING Classic Money Market Fund                                       23-2978935

                                                          TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                     ------------    ------------     --------
ING FUNDS TRUST (CONT.)
  ING GNMA Income Fund                                                                 22-2013958
  ING High Yield Bond Fund                                                             23-2978938
  ING Intermediate Bond Fund                                                           52-2125227
  ING Lexington Money Market Trust                                                     13-6766350
  ING Money Market Fund                                                                86-0955273
  ING National Tax-Exempt Bond Fund                                                    23-2978941

ING INVESTMENT FUNDS, INC.                            Corporation      Maryland           N/A
  ING MagnaCap Fund                                                                    22-1891924

ING INVESTORS TRUST                                   Business trust   Massachusetts      N/A
  ING AIM Mid Cap Growth Portfolio                                                     13-3851354
  ING Alliance Mid Cap Growth Portfolio                                                51-0380290
  ING American Funds Growth Portfolio                                                  55-0839555
  ING American Funds Growth-Income Portfolio                                           55-0839542
  ING American Funds International Portfolio                                           55-0839952
  ING Capital Guardian Large Cap Value Portfolio                                       23-3027332
  ING Capital Guardian Managed Global Portfolio                                        51-0377646
  ING Capital Guardian Small Cap Portfolio                                             13-3869101
  ING Developing World Portfolio                                                       52-2059121
  ING Eagle Asset Capital Appreciation Portfolio                                       13-3793993
  ING Evergreen Health Sciences Portfolio                                              20-0573913
  ING Evergreen Omega Portfolio                                                        20-0573935
  ING FMR(SM) Diversified Mid Cap Portfolio                                            25-6725709
  ING FMR(SM) Earnings Growth Portfolio                                                   TBD
  ING Goldman Sachs Tollkeeper(SM) Portfolio                                           23-3074142
  ING Hard Assets Portfolio                                                            95-6895627
  ING International Portfolio                                                          23-3074140
  ING Janus Special Equity Portfolio                                                   23-3054937
  ING Jennison Equity Opportunities Portfolio                                          13-6990661
  ING JPMorgan Small Cap Equity Portfolio                                              02-0558352
  ING Julius Baer Foreign Portfolio                                                    02-0558388
  ING Legg Mason Value Portfolio                                                       23-3054962
  ING LifeStyle Aggressive Growth Portfolio                                            20-0573999
  ING LifeStyle Growth Portfolio                                                       20-0573986
  ING LifeStyle Moderate Growth Portfolio                                              20-0573968
  ING LifeStyle Moderate Portfolio                                                     20-0573946
  ING Limited Maturity Bond Portfolio                                                  95-6895624
  ING Liquid Assets Portfolio                                                          95-6891032
  ING Marsico Growth Portfolio                                                         51-0380299
  ING Marsico International Opportunities Portfolio                                       TBD
  ING Mercury Focus Value Portfolio                                                    02-0558367
  ING Mercury Large Cap Growth Portfolio                                               02-0558346

                                                          TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                                     ------------    ------------     --------
ING INVESTORS TRUST (CONT.)
  ING MFS Mid Cap Growth Portfolio                                                     51-0380288
  ING MFS Total Return Portfolio                                                       51-0380289
  ING Oppenheimer Main Street Portfolio(R)                                             51-0380300
  ING PIMCO Core Bond Portfolio                                                        51-0380301
  ING PIMCO High Yield Portfolio                                                       02-0558398
  ING Pioneer Fund Portfolio                                                           20-1487161
  ING Pioneer Mid Cap Value Portfolio                                                  20-1487187
  ING Salomon Brothers All Cap Portfolio                                               23-0326348
  ING Salomon Brothers Investors Portfolio                                             23-3027331
  ING Stock Index Portfolio                                                            55-0839540
  ING T. Rowe Price Capital Appreciation Portfolio                                     95-6895626
  ING T. Rowe Price Equity Income Portfolio                                            95-6895630
  ING UBS U.S. Balanced Portfolio                                                      23-3054961
  ING Van Kampen Equity Growth Portfolio                                               02-0558376
  ING Van Kampen Global Franchise Portfolio                                            02-0558382
  ING Van Kampen Growth and Income Portfolio                                           13-3729210
  ING Van Kampen Real Estate Portfolio                                                 95-6895628

ING MAYFLOWER TRUST                                   Business Trust   Massachusetts      N/A
  ING International Value Fund                                                         06-1472910

ING MUTUAL FUNDS                                      Statutory Trust  Delaware           N/A
  ING Emerging Countries Fund                                                          33-0635177
  ING Foreign Fund                                                                     72-1563685
  ING Global Equity Dividend Fund                                                      55-0839557
  ING Global Real Estate Fund                                                          86-1028620
  ING International Fund                                                               22-3278095
  ING International Value Choice Fund                                                     TBD
  ING International SmallCap Growth Fund                                               33-0591838
  ING Precious Metals Fund                                                             13-2855309
  ING Russia Fund                                                                      22-3430284
  ING Worldwide Growth Fund                                                            33-0552475

ING PARTNERS, INC.                                    Corporation      Maryland           N/A
  ING Aeltus Enhanced Index Portfolio                                                  52-2354152
  ING American Century Select Portfolio                                                52-2354143
  ING American Century Small Cap Value Portfolio                                       45-0467862
  ING Baron Small Cap Growth Portfolio                                                 75-3023525
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                          20-1351800
  ING Fidelity(R) VIP Equity Income Portfolio                                          20-1352142
  ING Fidelity(R) VIP Growth Portfolio                                                 20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                                20-1352148

                                                               TYPE OF         STATE OF       TAXPAYER
TAXPAYER/FUND NAME                                          ORGANIZATION     ORGANIZATION     I.D. NO.
------------------                                          ------------     ------------     --------
ING PARTNERS, INC. (CONT.)
  ING Goldman Sachs(R) Capital Growth Portfolio                                              52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                                 51-0457737
  ING JPMorgan Fleming International Portfolio                                               06-1496079
  ING JPMorgan Mid Cap Value Portfolio                                                       75-3023510
  ING MFS Capital Opportunities Portfolio                                                    06-1496058
  ING OpCap Balanced Value Portfolio                                                         52-2354147
  ING Oppenheimer Global Portfolio                                                           75-3023503
  ING Oppenheimer Strategic Income Portfolio                                                 20-1544721
  ING PIMCO Total Return Portfolio                                                           75-3023517
  ING Salomon Brothers Aggressive Growth Portfolio                                           06-1496052
  ING Salomon Brothers Fundamental Value Portfolio                                           52-2354160
  ING Salomon Brothers Investors Value Portfolio                                             52-2354157
  ING Salomon Brothers Large Cap Growth Portfolio                                            51-0457738
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                     52-2354156
  ING T. Rowe Price Growth Equity Portfolio                                                  06-1496081
  ING UBS U.S. Large Cap Equity Portfolio                                                    06-1496055
  ING Van Kampen Comstock Portfolio                                                          75-3023521
  ING Van Kampen Equity and Income Portfolio                                                 52-2354153

ING PRIME RATE TRUST                                       Business Trust    Massachusetts   95-6874587

ING SENIOR INCOME FUND                                     Statutory Trust   Delaware        86-1011668

ING VARIABLE INSURANCE TRUST                               Statutory Trust   Delaware           N/A
  ING GET U.S. Core Portfolio - Series 1                                                     43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                     41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                     32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                     32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                     32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                     32-0090505
  ING GET U.S. Core Portfolio - Series 7                                                     83-0403223
  ING GET U.S. Core Portfolio - Series 8                                                     20-1420513
  ING GET U.S. Core Portfolio - Series 9                                                     20-1420578
  ING GET U.S. Opportunity Portfolio - Series 1                                              43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                                 TBD
  ING VP Worldwide Growth Portfolio                                                          25-6705433

                                       -4-

                                                TYPE OF        STATE OF       TAXPAYER
TAXPAYER/FUND NAME                           ORGANIZATION    ORGANIZATION     I.D. NO.
------------------                           ------------    ------------     --------
ING VARIABLE PRODUCTS TRUST                 Business Trust   Massachusetts      N/A
  ING VP Convertible Portfolio                                               86-1028318
  ING VP Disciplined LargeCap Fund                                           06-6397003
  ING VP Financial Services Portfolio                                        86-1028316
  ING VP High Yield Bond Portfolio                                           06-6396995
  ING VP International Value Portfolio                                       06-6453493
  ING VP LargeCap Growth Portfolio                                           86-1028309
  ING VP MagnaCap Portfolio                                                  06-6493762
  ING VP MidCap Opportunities Portfolio                                      06-6493760
  ING VP Real Estate Portfolio                                               20-0453833
  ING VP SmallCap Opportunities Portfolio                                    06-6397002

ING VP EMERGING MARKETS FUND, INC.          Corporation      Maryland        06-1287459

ING VP NATURAL RESOURCES TRUST              Business Trust   Massachusetts   22-2932678

USLICO SERIES FUND                          Business Trust   Massachusetts      N/A
  The Asset Allocation Portfolio                                             54-1499147
  The Bond Portfolio                                                         54-1499901
  The Money Market Portfolio                                                 54-1499149
  The Stock Portfolio                                                        54-1499398

Last Approved: November 10, 2004

                                       -5-